UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2006

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11512	04-2857552
(Commission File Number)	(I.R.S. Employer Identification No.)

27 Drydock Avenue
Boston, Massachusetts	02210-2377
(Address of Principal Executive Offices)	(Zip Code)

(617) 897-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Today, March 22, 2006, SatCon Technology Corporation (the “Company”) is holding its 2006 Annual Meeting of Stockholders of the Company.  The slide presentations to be presented by management at the Annual Meeting are currently available on the Company’s web site at www.satcon.com.  A web cast of the Annual Meeting and management’s presentation will be available through the Company’s website later today.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: March 22, 2006	By:	/s/ David E. O’Neil
David E. O’Neil
Vice President of Finance and Treasurer